EXHIBIT 12.(b)

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the FMX Growth Allocation Fund and the FMX Total Return Fund (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Dale J. Murphey, Principal Executive Officer of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: February 8, 2012	By:	/s/ Dale J. Murphey
Dale J. Murphey President and Principal Executive Officer FMX Growth Allocation Fund and FMX Total Return Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

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STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the FMX Growth Allocation Fund and the FMX Total Return Fund (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Julie M. Koethe, Principal Financial Officer of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 1, 2012	By:	/s/ Julie M. Koethe
Julie M. Koethe Treasurer and Principal Financial Officer FMX Growth Allocation Fund and the FMX Total Return Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Caritas All-Cap Growth Fund (the “Fund”), a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Robert G. Fontana, Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 2, 2012	By:	/s/ Robert G. Fontana
Robert G. Fontana President, Treasurer, Principal Executive Officer and Principal Financial Officer, Caritas All-Cap Growth Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Presidio Multi-Strategy Fund (the “Fund”), a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Matthew R. Lee, Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 7, 2012	By:	/s/ Matthew R. Lee
Matthew R. Lee President, Treasurer, Principal Executive Officer and Principal Financial Officer, Presidio Multi-Strategy Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.